UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09575

MEEHAN MUTUAL FUNDS, INC.

(Exact name of Registrant as Specified in Charter)

7250 Woodmont Avenue, Suite 315
Bethesda, MD 20814

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-866-884-5968

THOMAS P. MEEHAN, PRESIDENT

7250 Woodmont Avenue, Suite 315
Bethesda, MD 20814

(Name and Address of Agent for Service)

Copy to:
ROBERT J. ZUTZ, ESQ.
K&L Gates LLP
1601 K Street, NW

Washington, D.C. 20006

Date of fiscal year end: October 31

Date of reporting period: April 30, 2009

Item 1. Reports to Shareholders

MEEHAN FOCUS FUND

  SEMI-ANNUAL REPORT

APRIL 30, 2009

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This report is for the information of the shareholders of Meehan Focus Fund. Its use in connection with any offering of the Fund’s shares is authorized only in a case of concurrent or prior delivery of the Fund’s current prospectus. Investors should refer to the accompanying prospectus for description of risk factors associated with investments in securities held by the Fund.

**********************************************************************************************

Meehan Focus Fund A Series of Meehan Mutual Funds, Inc. 7250 Woodmont Avenue, Suite 315 Bethesda, MD 20814 (866) 884-5968	Distributor: Viking Fund Distributors, LLC 116 1st Street, S.W., Suite C Minot, ND 58701 (800) 933-8413

Dear Fellow Shareholders*:

The total return for the Meehan Focus Fund (“the Fund”) for the first six months of its 2009 fiscal year through April 30 was -9.69%; the Fund’s NAV at April 30 was $11.14. The Fund’s returns over this six-month period trailed the Standard and Poor’s 500 Total Return Index (“S&P 500”) and the NASDAQ Composite Index (“NASDAQ”). Since inception, the Fund has outperformed both the S&P 500 and the NASDAQ. The Fund’s results for the first six months of its 2009 fiscal year, for one year, for five years, and since inception are shown below with comparable results for leading market indexes.

	First Six Months of 2009 Fiscal Year November 1, 2008– April 30, 2009	One-Year Return May 1, 2008 – April 30, 2009	Annualized Return Five Years May 1, 2004 – April 30, 2009	Annualized Return From Inception December 10, 1999 – April 30, 2009
Meehan Focus Fund	-9.69%	-32.34%	-2.68%	0.12%
S&P 500 Total Return Index**	-8.53%	-35.31%	-2.70%	-3.27%
NASDAQ**	-0.21%	-28.83%	-2.87%	-7.56%

Past performance does not guarantee future results. Performance data quoted above represents past performance, and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain more current performance information please call (866) 884-5968.

The Meehan Focus Fund’s total annual operating expenses are 1.16%.

      ___________________

* The views expressed herein are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee that the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges, and expenses of the Fund before investing. Contact the Fund at (866) 884-5968 for a prospectus, which contains this and other important information about the Fund. Read the prospectus carefully before investing.
**The S&P 500 Total Return Index is an unmanaged index of 500 U.S. stocks and represents the broad performance of the U.S. stock market. The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. Index performance does not include transaction costs or other fees, which will affect actual performance.

After the market rallied to end 2008, panic again gripped investors in early 2009, sending the S&P 500 to a new bear market low on March 9. From there the market rallied nearly 40% through May and into June, returning to positive territory for 2009 before pulling back to roughly breakeven for the year. The Fund also rallied, and its NAV is now $11.63. The primary catalyst for this surge in equities markets around the world has been the extraordinary measures taken by the U.S. and other governments to stabilize the global economy and prevent a deeper recession. These measures have included passage in February of a nearly $800 billion fiscal stimulus bill, Treasury purchases of government bonds to boost the money supply, and the Federal Reserve’s continued efforts to stabilize the financial system.

Despite government efforts, problems persist -- unemployment is over 9% and likely to go higher, and cash-strapped consumers will not return to their 2007 spending levels anytime soon. These economic headwinds are likely to keep corporate profit growth in check for at least another quarter, but analysts predict earnings growth will return by year end.

While we believe the economy and the markets have some distance to travel before they are back on a firm footing, there are reasons for optimism. Consumer confidence rose in May to its highest level in eight months, volatility has declined to September levels, approximately 60% of companies in the S&P 500 that have reported earnings have beaten expectations, and credit markets show signs of thawing.

Since our last report we have continued to take advantage of what we consider attractive valuations and have added several stocks to the portfolio. New holdings include Microsoft (which is discussed below) and the iShares Emerging Markets Fund. We sold the Fund’s previous position in the iShares Emerging Markets Fund in early 2008 after several years of outstanding returns brought it to what we considered its fair value. When the global market downturn drove the price of the Emerging Markets Fund back well below where we sold it, we took advantage of the opportunity to gain exposure to the world’s most rapidly growing markets at what we consider a bargain price. Other additions include General Electric, deepwater oil and gas rig operator Noble, and defense and industrial manufacturer General Dynamics. We also added to our holdings in Cisco, Pfizer, and WellPoint.

Since our last report we exited positions in Bank of America, YRC Worldwide, Sysco, and several others. Bank of America was sold at a loss in early 2009. Management’s failure to disclose to shareholders critical details relating to the financial condition of Merrill Lynch before it was acquired in late 2008 finally caused us to lose confidence in their judgment, and we chose to sell our shares. Small cap trucker YRC Worldwide was also sold at a loss. The combined impact of a dramatic slowdown in freight traffic and a tight credit environment forced YRCW to take dramatic steps to stay afloat. We believe these steps, though necessary, have significantly impaired the company’s future earning power, and we decided to sell our shares. We sold food service distributor Sysco at a loss after deciding the recession-related headwinds facing its restaurant clientele were likely to depress earnings for several more quarters. Proceeds from the positions we sold were redeployed to new positions and to existing positions with stronger prospects.

Portfolio Review
The attached Schedule of Investments identifies the stocks we owned and their market values as of April 30, 2009. Our Fund held 31 stocks, and approximately 89% of the Fund’s assets were invested in 25 holdings. Our top 10 holdings, which represented approximately 46.6% of the Fund’s portfolio, were as follows:

Company	% of Fund
1. Berkshire Hathaway, Inc., Class B	9.3
2. WellPoint, Inc.	4.8
3. Nestle SA ADR	4.6
4. Fastenal Co.	4.6
5. Diageo PLC ADR	4.2
6. Cisco Systems, Inc.	4.0
7. Automatic Data Processing, Inc.	4.0
8. American Express Co.	3.8
9. Nokia Corp. ADR	3.7
10. Western Union Co.	3.6 46.6

As of April 30, 2009, four of our top ten holdings show gains since we purchased them. Our largest gains are in long-term Fund holdings Berkshire Hathaway, Progressive, Devon Energy, and recent addition General Electric.

Despite their strong long-term results, over the past six months Berkshire Hathaway and Devon Energy have hurt the Fund’s performance. Berkshire has been held back by declining results at many of its subsidiaries and concerns over its equity market exposure. We reduced our Berkshire position this spring when we felt it grew too large, but Berkshire remains the Fund’s largest holding. We believe Berkshire has taken advantage of this downturn to make some savvy investments that should generate strong returns over the long term, and we remain confident that Berkshire’s results, and stock price, will recover. Devon’s earnings have suffered as prices for its oil and gas products declined. Over the long term, however, it is our opinion that oil and gas prices will rise and Devon, a well managed company with attractive North American-based oil and gas assets, is well positioned to benefit. Bank of America, a position we exited in February, also hurt to the Fund’s performance over the past six months. On the other hand, robust returns from CarMax, Cisco, General Electric, and Microsoft partially offset these results.

Brief Discussion of Three of Our Current Holdings

	Average Cost per Share	April 30, 2009 Market Price per Share	Percent Increase (Decrease)
Microsoft Corp.	$19.26	$20.26	5.2%
Automatic Data Processing, Inc.	$33.82	$35.20	4.1%
Procter & Gamble Company	$68.37	$49.44	-27.7%

Recent Price	$23.34
Market Cap.	$210.3b
Forward P/E	12.8
Price/Sales	3.5
Price/Book	5.1
Return on Equity	42.5%
Dividend Yield	2.2%

Microsoft Corporation (MSFT)

Microsoft is the world’s largest software company, and its flagship Windows operating system and Office suite of business applications run on 90% of all personal computers. Windows and Office generate about 60% of Microsoft’s sales, and server software provides another 23%. The remainder comes from entertainment and devices, such as Xbox and Zune, and from online services, primarily MSN. 40% of Microsoft’s sales come from abroad.

Microsoft was one of the Fund’s largest holdings before being sold in February 2008. We sold the Fund’s position after Microsoft announced a $44.6 billion hostile offer for Yahoo!, fearing the company would overpay and destroy shareholder value. The deal collapsed and the market pushed the share price down due to the struggling economy and the potential threat from Internet-based applications that compete with Microsoft’s products. We viewed the price decline as an opportunity to return Microsoft to the Fund’s portfolio at a discount to what we consider its intrinsic value and at a price significantly less than what we sold it for in February 2008.

Microsoft has established a wide moat through its dominance of the personal computer operating system and business application markets. Users of the software are reluctant to switch, and the company spends 14% of revenue - $9 billion over the past four quarters - on research and development efforts related to new offerings and improvements to existing products. Microsoft plans to launch Windows 7, the newest edition of its Windows operating system, in early 2010, and reviews of the test versions have been very favorable. In addition, the company recently released its revamped search engine Bing, and research indicates that it is already attracting one-third more traffic than its predecessor, Live Search.

Microsoft’s business is exceptionally profitable, particularly its Windows and Office segments. These products together generate operating margins of greater than 70% and account for more than 85% of the company’s operating profit. Return on equity has steadily increased for the past several years and is now above 40%, and the company produces cash flow of more than $1 billion each month. Microsoft has $24.6 billion of cash and investments and only $2 billion in debt on its balance sheet.

Microsoft currently trades at a multiple of approximately 13x projected earnings, which is lower than the multiple for the S&P 500 index, and in our view Microsoft is certainly stronger than the average company in the S&P 500. In fact, Microsoft shares trade for only 11 times projected earnings after adjusting for its cash hoard. At the current price and with a dividend yield of 2.2%, we believe the shares of this outstanding company offer terrific long-term return potential for the Fund.

Recent Price	$35.07
Market Cap.	$17.8b
Forward P/E	14.4
Price/Sales	2.0
Price/Book	3.5
Return on Equity	23.1%
Dividend Yield	3.8%

Automatic Data Processing, Inc. (ADP)

ADP is the nation’s largest provider of outsourced back office operations for businesses, with a market capitalization of $18 billion and 550,000 clients worldwide. The company operates in three primary sectors. Employer Services (71% of fiscal 2008 revenues) provides payroll and tax filing services for companies. Professional Employer Organization Services (12% of revenues) provides various human resources management solutions to smaller businesses. Dealer Services (16% of revenues) handles accounting, inventory management, leasing, and parts ordering for auto and truck dealerships.

ADP’s size confers significant scale efficiencies and has enabled it to generate high margins and returns on invested capital. Most of ADP’s revenues are recurring, and the company’s ability to serve small, medium, and large businesses and to offer a full suite of human resources services helps to retain growing customers as their needs evolve and become more complex. In addition, the more services ADP is able to sell to its customers, the higher the switching costs. As a result, ADP boasts a 90% customer retention rate.

Financial strength and conservative management have helped ADP weather the credit and economic crisis better than many. ADP, one of the few AAA-rated industrial companies, carries $1.5 billion in cash and minimal debt on its balance sheet. Recent results also demonstrate the flexibility of its business model. Despite a triple whammy of declining payrolls, plummeting auto and truck sales, and low interest rates, ADP has managed to increase revenue and profits through the first nine months of its 2009 fiscal year, which ends in June.

ADP has a long history of revenue and earnings growth. Over the past ten years, return on equity has ranged from 17% - 23%, and net profit margins have consistently been 12% or better. In recent years ADP has chosen to return a growing portion of its substantial free cash flow to shareholders in the form of dividends, bringing its dividend yield to a solid 3.8%, on par with the yield on the 10-year Treasury.

With its competitive advantages, scale, financial strength, and shareholder-friendly management, ADP is likely to remain one of the Fund’s core holdings.

Recent Price	$50.55
Market Cap.	$147.3b
Forward P/E	13.4
Price/Sales	2.0
Price/Book	2.5
Return on Equity	21.9%
Dividend Yield	3.5%

Procter & Gamble Company (PG)

Mega cap company Procter & Gamble is the world’s largest consumer products manufacturer. P&G’s unparalleled product line includes 23 brands with over $1 billion in sales, such as Crest toothpaste, Pampers baby care products, and Tide laundry detergent. Another 20 brands boast sales of at least $500 million. P&G’s blockbuster 2005 acquisition of Gillette also appears to be paying off, with Gillette’s Fusion razor reaching the $1 billion sales level in a mere two and one-half years.

On June 10, 2009 P&G announced that Chief Operating Officer Bob McDonald would succeed A.G. Lafley as CEO and President effective July 1. Lafley, who will remain as Chairman, had an outstanding record as CEO and we expect McDonald, a 29-year company veteran with broad experience, will ably fill his shoes.

Over the past year P&G’s results have been dented by rising commodity costs and inventory destocking by retailers. Despite its recent struggles, we believe P&G’s broad product portfolio, far-flung operations, and heavy weighting in consumer staples position it well to ride out the global recession and to prosper when conditions improve. The company generates about half of its sales in North America, with the rest coming from over 180 countries worldwide. The company’s most rapid growth is now in developing countries where P&G has constructed 12 new plants since 1990 and doubled sales since 2001.

P&G’s size gives it significant competitive advantages. For example, the company is able to purchase raw materials more cheaply than other consumer products manufacturers and command more premium shelf space from retailers. P&G is also often able to share technology across its businesses to develop innovative new products.

P&G currently sells at 13.4x projected 2010 earnings, below its five-year average multiple and below the multiple of the S&P 500. Given its competitive strengths, solid growth potential, mid-teens returns on equity, and 3.5% dividend yield, we believe the shares offer the Fund solid long-term return potential.

Source for charts and text: Morningstar, Value Line, Yahoo!, Standard and Poor’s, Argus, company reports, and EIA estimates.

Conclusion

We appreciate your confidence in our management of the Fund and look forward to continued success. You can check the Fund’s NAV online at any time by typing in the Fund’s symbol (MEFOX) in most stock quotation services. Best wishes for a relaxing and restful summer -- and please do not hesitate to contact us if you have any questions regarding the status of your investment in the Fund.

Sincerely,

/s/ Thomas P. Meehan
Thomas P. Meehan

/s/ Paul P. Meehan
Paul P. Meehan

/s/ R. Jordan Smyth, Jr.
R. Jordan Smyth, Jr.

Managers, Meehan Focus Fund

Comparison of Change in Value of a $10,000 Investment in the Meehan

Focus Fund vs. the S&P 500 Total Return Index and the NASDAQ

Composite Index*

Past performance is not predictive of future performance.The above presentation is unaudited.

	Annualized Total Return**

	One year Ending 4/30/09	Five year Ending 4/30/09	Since Inception (12/10/99)***
Meehan Focus Fund	-9.69%	2.68%	0.12%
S&P 500 Total Return Index	-8.53%	-2.70%	-3.27%
NASDAQ Composite Index	-0.21%	-2.87%	-7.56%

* The above graph depicts the performance of the Meehan Focus Fund versus the S&P 500 Total Return Index and the NASDAQ Composite Index. It is important to note that the Meehan Focus Fund is a professionally managed mutual fund; the S&P 500 Total Return Index by Standard & Poor's Corp. is a capitalization weighted index comprised of 500 issues listed on various exchanges, representing the performance of the stock market generally; and the NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. An index is not an investment product available for purchase.
** Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance. The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares.
*** The Meehan Focus Fund commenced operations on December 10, 1999.

FUND EXPENSES

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses

The first line of the following table ("Actual") provides information about actual account values and expenses based on the Fund's actual returns. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Beginning Account Value October 31, 2008	Ending Account Value April 30, 2009	Expenses Paid During Period* October 31, 2008 – April 30, 2009
Actual	$1,000.00	$902.76	$5.47
Hypothetical (5% return before expenses)	$1,000.00	$1019.04	$5.81

* Expenses are equal to the Fund's annualized total operating expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181) divided by the days in the year (365) to reflect the half-year period.

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
April 30, 2009
	Number	Market
	of Shares	Value
COMMON STOCK -- 94.6%
Conglomerates
General Electric	70,000	$885,500
Total Conglomerates -- 3.3%		885,500

Consumer Discretionary
Avon Products	20,000	455,200
Carmax, Inc. *	56,000	714,560
Diageo Plc ADR	23,000	1,100,550
eBay *	35,000	576,450
Total Consumer Discretionary -- 10.7%		2,846,760

Consumer Staples
Nestle	37,500	1,216,875
Procter & Gamble	16,000	791,040
Total Consumer Staples -- 7.6%		2,007,915

Energy
ConocoPhillips	14,000	574,000
Devon Energy Corp.	13,000	674,050
Total Energy -- 4.7%		1,248,050

Financial
American Express	40,000	1,008,800
Berkshire Hathaway, Inc., Class B *	800	2,452,000
Progressive Corp.*	28,000	427,840
Total Financial -- 14.7%		3,888,640

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
April 30, 2009
	Number	Market
	of Shares	Value
Health
Biogen *	6,000	290,040
Johnson & Johnson	18,000	942,480
Novartis	22,000	834,020
Pfizer, Inc.	65,000	868,400
Wellpoint Inc.*	30,000	1,282,800
Total Health -- 15.9%		4,217,740

Industrials
Fastenal Co.	32,000	1,227,520
General Dynamics	10,000	516,700
Terex Corp.*	50,000	690,000
Total Industrials -- 9.2%		2,434,220

Information Technology
Cisco Systems*	55,000	1,062,600
EMC Corp.*	40,000	501,200
Microsoft	45,000	911,700
Nokia Corp ADS A	70,000	989,800
Total Information Technology -- 13.1%		3,465,300

Materials
Methanex Corp.*	18,983	217,735
3M Company	10,000	576,000
Noble Corp	17,000	464,610
Total Materials -- 4.8%		1,258,345

Services
Automatic Data Processing, Inc.	30,000	1,056,000
United Parcel Service Inc.	15,000	785,100
Western Union Company	57,000	954,750
Total Services -- 10.6%		2,795,850

TOTAL COMMON STOCK (Cost $ 26,413,306)		$25,048,320

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
April 30, 2009
	Number	Market
	of Shares	Value
EXCHANGE TRADED FUNDS -- 3.0%
Emerging Markets Index	28,000	$ 802,760
TOTAL EXCHANGE TRADED FUNDS (Cost $728,358)		$ 802,760

SHORT TERM INVESTMENTS -- 2.3%
First Western Bank Collective Asset Fund (0.49%)	620,705	620,705
TOTAL SHORT TERM INVESTMENTS (Cost $ 620,705)

TOTAL INVESTMENTS (Cost $27,762,369) -- 100.0%		26,471,785
OTHER ASSETS LESS LIABILITIES -- 0.0%		4,367

NET ASSETS -- 100.0%		$ 26,476,152

* Non-income producing investments

The accompanying notes are an integral part of the financial statements.

Sector Allocation (% of Net Assets)
for the Meehan Focus Fund
April 30, 2009

Consumer Discretionary	11%
Consumer Staples	8%
Energy	5%
Financial	15%
Health	16%
Industrials	9%
Information Technology	13%
Materials	5%
Services	11%
Conglomerates	3%
Other	5%

MEEHAN FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2009 (Unaudited)

Assets:
Investments, at market (cost $27,762,369) (Note 1)	$26,471,785
Receivables:
Dividends and interest	28,240
Total assets	26,500,025

Liabilities:
Payables:
Due to advisor (Note 4)	23,873
Total liabilities	23,873

Net Assets	$26,476,152

Net Assets consist of:
Common stock (100,000,000 shares of $.0001 par value authorized, 2,377,242 shares outstanding) (Note 2)	$237
Additional capital paid-in	30,354,222
Accumulated net realized gain(loss) on investments	(2,697,081)
Net unrealized appreciation(depreciation) on investments	(1,290,584)
Undistributed net investment income (loss)	109,358

Net Assets, for 2,377,242 shares outstanding	$26,476,152

Net Asset Value, offering per share *	$11.14

* Redemption price is equal to net asset value less any applicable redemption fee (Note 1).

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF OPERATIONS
For the Period Ended April 30, 2009 (Unaudited)

Investment Income:
Interest	$3,063
Dividends	260,498
Total investment income	263,561

Expenses:
Investment advisory fees (Note 4)	112,110
Service fees (Note 4)	31,142
Total expenses	143,252

Net investment income (loss)	120,309

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(2,616,945)
Net change in unrealized appreciation (depreciation) on investments	(362,081)
Net gain (loss) on investments	(2,979,026)

Net increase (decrease) in net assets resulting from operations	$(2,858,717)

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For Period Ended
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Increase in Net Assets
Operations:
Net investment income (loss)	$120,309	$271,100
Net realized gain (loss) on investments	(2,616,945)	(80,136)
Net change in unrealized appreciation
(depreciation) on investments	(362,081)	(12,972,510)
Net increase (decrease) in net assets
resulting from operations	(2,858,717)	(12,781,546)

Distributions to Shareholders From:
Capital gains	-	-
Net investment income	(10,951)	(271,100)
Total distributions to shareholders	(10,951)	(271,100)

Increase in net assets from Fund
share transactions (Note 2)	828,508	1,338,879

Increase(decrease) in net assets	(2,041,160)	(11,713,767)

Net Assets:
Beginning of period	28,517,312	40,231,079
End of period	$26,476,152	$28,517,312

Undistributed net investment income included in net assets	$109,358	$-

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND FINANCIAL HIGHLIGHTS
Per Share Data (For a Share Outstanding Throughout each Period)
	For the Period Ended April 30, 2009 (Unaudited)		For the Year Ended October 31, 2008	For the Year Ended October 31, 2008	For the Year Ended October 31, 2008		For the Year Ended October 31, 2008	For the Year Ended October 31, 2008
Net Asset Value, Beginning of Period	$12.34		$17.93	$16.14	$14.50		$13.55	$12.78

Investment Operations:
Net investment income (loss)	0.05		0.12	0.04	(0.01)		0.01	(0.06)
Net realized and unrealized gain (loss) on investments	(1.25)		(5.59)	2.72	1.91		0.95	0.83
Total income (loss) from investment operations	(1.20)		(5.47)	2.76	1.90		0.96	0.77

Distributions:
From Capital Gains	-		-	(0.93)	(0.26)		-	-
From net investment income	-		(0.12)	(0.04)	-		(0.01)	-
Total distributions	-		(0.12)	(0.97)	(0.26)		(0.01)	-
Net Asset Value, End of Period	$11.14		$12.34	$17.93	$16.14		$14.50	$13.55

Total Return[1]	-9.69%		-30.55%	17.10%	13.10%		7.08%	6.03%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$26,476		$28,517	$40,231	$34,414		$30,070	$27,493
Ratio of expenses to average net assets	1	.13%[2]	1.15%	1.36%	1.41%		1.50%	1.50%
Ratio of net investment income to average net assets	0	.94%[2]	0.72%	0.23%	(0	.08)%	0.05%	(0	.47)%
Portfolio turnover rate	20.79%		35.92%	19.48%	23.99%		29.96%	22.66%

1 Total return assumes reinvestment of distributions and is not annualized.

2 Annualized

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS

April 30, 2009

1.        ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Meehan Mutual Funds, Inc. (the “Company”) is incorporated under the laws of the state of Maryland and consists solely of the Meehan Focus Fund (the “Fund”). The Company is registered as a no-load, open-end management investment company of the series type under the Investment Company Act of 1940 (the “1940 Act”). The Fund’s investment objective is long-term growth of capital. The Fund commenced operations on December 10, 1999.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation—Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the investment advisor under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Investments in open end investment companies are valued at the closing net asset value on the day of valuation. The Board will consider the following factors when fair valuing securities: (1) the type of security; (2) certain characteristics of the security including maturity, coupon or dividend, call and/or refunding features, cost, duration, and yield; (3) the cost of the security; and (4) the size of the Fund’s holdings.

b) Federal Income Taxes—No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders—Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

d) Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS

April 30, 2009

1.     ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES- (continued)

e) Redemption Fee – A redemption fee of 2% of the value of the shares sold will be imposed on Fund shares redeemed within 7 calendar days of their purchase.

f) Foreign Securities – The Fund may invest up to 25% of its total assets in foreign securities. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. companies. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies.

g) Other—Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2.     CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund for the period ended April 30, 2009 were as follows:

	Shares	Amount
Sold	116,840	$1,313,314
Reinvestments	20,333	250,124
Redeemed	(71,207)	(734,930)

Net Increase	65,966	$828,508

Transactions in shares of the Fund for the year ended October 31, 2008 were as follows:

	Shares	Amount

Sold	147,876	$2,283,872
Reinvestments	123,143	2,206,824
Redeemed	(203,009)	(3,151,817)

Net Increase	68,010	$1,338,879

3.         INVESTMENT TRANSACTIONS

The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the period ended April 30, 2009, were as follows:

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS

April 30, 2009

3.     INVESTMENT TRANSACTIONS-(continued)

Purchases	$6,276,005

Sales	5,067,584

At April 30, 2009, unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Appreciation	$ 2,396,674
Depreciation	(3,687,258)

Net appreciation (depreciation) on investments	$ (1,290,584)

At April 30, 2009, the cost of investments for federal income tax purposes was $27,762,369.

4.     ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into an Advisory Agreement with Edgemoor Investment Advisors, Inc. (the “Advisor”) to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.90% as applied to the Fund’s average daily net assets. For the period ended April 30, 2009, the Advisor received fees of $112,110.

The Fund has entered into an Operating Services Agreement (the “Servicing Agreement”) with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.25% as applied to the Fund’s average daily net assets. For the period ended April 30, 2009, the Advisor received fees of $31,142.

The Fund and the Advisor have entered into an Investment Company Services Agreement (the “ICSA”) with Viking Fund Management, LLC (“Viking”) to provide day-to-day operational services to the Fund including, but not limited to, accounting, transfer agent, dividend disbursing, registrar and recordkeeping services.

The effect of the Advisory Agreement and the Servicing Agreement is to place a “cap” on the Fund’s normal operating expenses at 1.15%. The only other expenses incurred

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS

April 30, 2009

4.      ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS-(continued)

by the Fund are distribution fees, if any, brokerage fees, taxes, if any, legal fees relating to Fund litigation, and other extraordinary expenses.

The Fund and the Advisor have entered into a Distribution Agreement with Viking Fund Distributors, LLC to provide distribution services to the Fund.

The Fund has adopted a Plan of Distribution under which it may finance activities primarily intended to sell shares. The Plan has not been implemented and the Fund has no intention of implementing the Plan during the period through October 31, 2009.

One of the directors and officers of the Fund is a director and officer of the Advisor and the three officers of the Fund are also officers of the Advisor.

5.        DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the period ended April 30, 2009 and the year ended October 31, 2008 were as follows:

	2009	2008
Distributions from ordinary income	$ 10,951	$271,100

Distributions from Long-Term Capital Gains	$ -	$ -

As of April 30, 2009, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized gain (loss) on investments	$ (2,697,081)
Net unrealized appreciation (depreciation) of securities	(1,290,584)
Undistributed ordinary income (loss)	109,358
$ (3,878,307)

6.       RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurements. This standard defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements. SFAS 157 was effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. In accordance with the provisions of SFAS No. 157, the Fund adopted this standard effective November 1, 2008. The implementation of the standard did not impact the amounts reported in the financial

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS

April 30, 2009

6.     RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS-(continued) statements, however, the following additional disclosure is required about the inputs used to develop the measurements of fair value.

Various inputs are used in determining the value of the Fund’s investments. SFAS 157 establishes a three level hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three levels are defined below:

•	Level 1 - quoted prices in active markets for identical securities
•	Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2009:

Valuation Inputs	Investments in Securities

Level 1 – Quoted Prices	$26,471,785

Level 2 – Other Significant Observable Inputs	-

Level 3 – Significant Unobservable Inputs	-

Total	$26,471,785

In March of 2008, FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161").  SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.  SFAS 161 is effective for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. In accordance with the provisions of SFAS 161, the Fund will adopt this standard effective November 1, 2009.

DIRECTORS AND OFFICERS as of April 30, 2009

DIRECTORS Name, Age and Address	Position	Length of Time Served	Number of portfolios in Fund Complex Overseen by Director	Other Directorships Held
Thomas P. Meehan (DoB 1940) 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	President and Director	Since 1999	1	None
Principal Occupation During Past 5 years:

President, Edgemoor Investment Advisors, Inc., a registered investment Advisor, since October 1999. President, Sherman, Meehan, Curtin & Ain, P.C., a Washington, DC, law firm (1993 thru September, 1999). Trustee, Sherman, Meehan Curtin & Ain, P.C. Pension and Profit Sharing Plans (1973-1999).

Andrew Ferrentino (DoB 1940) 7904 Horseshoe Lane Potomac , MD 20854	Independent Director	Since 1999	1	None

Principal Occupation During Past 5 years:

Member, Board of Directors Template Software, Inc. from 1997 to 1999. Private consultant in the computer software industry (January 1, 1999 to present). President, Template Software, Inc. from 1982 to December 31, 1998.

Peter R. Sherman (DoB 1939) 5123 Tilden Street, N.W. Washington, D.C. 20016	Independent Director	Since 2003	1	None

Principal Occupation During Past 5 years:

Adjunct Professor of Law, American University Washington College of Law, 1992 to present; counsel to Ain & Bank, P.C., a Washington, D.C. law firm, May, 2003 to June, 2005; cofounder of (1968), principal in and then counsel to Sherman, Meehan, Curtin & Ain, P.C. through April, 2003.

DIRECTORS AND OFFICERS as of April 30, 2009 – Continued

OFFICERS Name, Age and Address	Position	Length of Time Served	Number of portfolios in Fund Complex Overseen by Director	Other Directorships Held
Paul P. Meehan (DoB 1963) 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Vice President & Treasurer	Since 2002	N/A	None
Principal Occupation During Past 5 years:

Managing Director, Edgemoor Investment Advisors, Inc., January 2006 to present; Director, Edgemoor Capital Management, Inc., January 2005 to December 2005; Vice-President, Edgemoor Capital Management, Inc., December 2002 to January 2005.

R. Jordan Smyth, Jr. (DoB 1966) 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Vice President & Secretary	Since 2005	N/A	None

Principal Occupation During Past 5 years:

Managing Director, Edgemoor Investment Advisors, Inc., January 2005 to present; Director, Edgemoor Capital Management, Inc., April 2003 to December 2004; Director, Wachovia Securities, June 1996 to February 2003.

Aggregate remuneration paid by the Fund during the period to all Directors totaled $5,000.
Directors serve for the lifetime of the Company, or until they are removed or resign. Officers are elected annually for one year terms. The Company’s Statement of Additional Information includes additional information about the Directors and Officers and may be obtained via the internet at www.meehanfocusfund.com or without charge, by calling (866) 884-5968.

Thomas P. Meehan, Paul P. Meehan and R. Jordan Smyth qualify as “interested persons” of the Company as that term is defined by the Investment Company Act of 1940, as amended. Each is affiliated with the Advisor.

*************************

This report is for the information of the shareholders of Meehan Focus Fund. For more complete information, including risks, fees and expenses, contact the Fund without charge at (866) 884-5968 for a prospectus.

RENEWAL OF ADVISORY AGREEMENT

The Board of Directors considered the renewal of the Investment Advisory Agreement (the “Agreement”) between Meehan Mutual Funds, Inc., on behalf of the Meehan Focus Fund (the “Fund”), and Edgemoor Investment Advisors, Inc. (the “Advisor”) at a meeting held on November 26, 2008. As part of the renewal process, legal counsel to the Fund and the independent Directors sent an information request letter to the Advisor seeking certain relevant information. The Advisor’s responses were provided to the Directors for their review prior to their meeting. The Board was provided with the opportunity to request any additional materials.

Provided below is a summary of certain of the factors the Board considered at the November meeting concerning the Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Director may have afforded different weight to the various factors.

Nature, Extent and Quality of Services Provided. The Board reviewed the scope of the services to be provided under the Agreement and noted that there would be no changes in the services provided by the Advisor to the Fund. The Board considered the Advisor’s representation that it has the financial resources, commitment and appropriate staffing to continue to provide the same scope and quality of services that it provides to the Fund. The Board also considered the Advisor’s ability to adopt and implement compliance and control functions for the Fund and noted that information concerning portfolio management and a report from the chief compliance officer is provided on a periodic basis to the Board. The Board also considered the Advisor’s ability to promote the Fund and increase its assets. The Board noted the Advisor’s commitment to the Fund through substantial monetary investments by the executive officers of the Advisor in the Fund. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services to be provided by the Advisor to the Fund under the Agreement were appropriate.

Performance of the Fund and Fund Expenses. The Board considered the investment performance of the Fund compared to its benchmark indices for the fiscal year, five-year and since inception periods ended October 31, 2008. The Board noted that the Fund has outperformed its benchmark indices since inception, for the five-year period, and for the last fiscal year, and that the Fund’s relative performance record was also good. The Board also considered the performance of the Fund compared to a composite of similar accounts managed by the Advisor. For the twelve-month period from November 1, 2007 through October 31, 2008, the Fund underperformed this composite. In this connection, the Board considered the Adviser’s explanation that, while similar, the composite account is not identical to the Fund.

The Board considered the current expenses of the Fund, including the advisory fees to be paid to the Advisor. The Board also considered a comparison of the Fund’s expense ratio relative to selected funds provided by the Advisor. In this connection, the Board noted that the Fund’s total annual operating expense ratio (after a voluntary expense reimbursement by the Advisor) is lower than several comparable funds. The Board further noted that the Advisor would continue to limit expenses at 1.15%.

Costs of Services Provided to the Funds and Profits Realized. The Board considered the fees paid to the Advisor, including any fee waivers or expense reimbursement. The Board noted that the Advisor earned a profit under the Agreement. However, the Board also considered that the actual expenses of providing other services to the Fund exceeded the fees paid to the Advisor under a separate services agreement. In this connection, the Board noted that the Advisor continues to provide services at a reasonable cost to investors, manage the Fund’s assets and provide a compliance program for the Fund. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the costs of services provided and profits realized by the Advisor under the Agreement were fair and reasonable.

Economies of Scale. The Board considered the Fund’s ability to achieve economies of scale. In this regard, the Board considered that the Advisor expects the Fund’s assets to increase over the next several years, which could decrease operating expense ratios. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, a further reduction in fee rates or addition of breakpoints in connection with economies of scale were not necessary at this time.

Conclusion. Based on, but not limited to, the above considerations and determinations, the Board determined that the Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment. On this basis, the Board unanimously approved the Agreement.

MEEHAN FOCUS FUND

Notice to Shareholders
April 30, 2009 (Unaudited)

QUARTERLY FILINGS ON FORM N-Q – The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the U.S. Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund’s Forms N-Q is also available upon request by calling 1-866-884-5968.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES – A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-866-884-5968 and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2008 – Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-866-884-5968 and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Item 2. Code of Ethics

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable to the registrant.

Item 6. Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies

Not applicable to the registrant.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the Principal Executive Officer and Principal Financial Officer of Meehan Mutual Funds, Inc. have concluded that such disclosure controls and procedures are effective as of June 26, 2009.

(b)

There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d)) of Meehan Mutual Funds, Inc. that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Not applicable to semi-annual reports.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable to the registrant.

(b)	The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEEHAN MUTUAL FUNDS, INC.
Date: June 26, 2009

/s/ Thomas P. Meehan Thomas P. Meehan Principal Executive Officer

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: June 26, 2009

/s/ Thomas P. Meehan Thomas P. Meehan Principal Executive Officer

Date: June 26, 2009

/s/ Paul P. Meehan Paul P. Meehan Principal Financial Officer